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                                    EXHIBIT J(1)



                            CONSENT OF ROPES & GRAY



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                               CONSENT OF COUNSEL



         We hereby consent to the use of our name and to the references to our firm under the caption "Legal Counsel" included in or made a part of the Post-Effective Amendment No. 30 to the Registration Statement of AmSouth Mutual Funds on Form N-1A under the Securities Act of 1933, as amended.



                                             /s/ Ropes & Gray

                                             Ropes & Gray




Washington, D.C.
October 1, 1999